Exhibit 10.1
Execution Version
SECOND AMENDMENT
THIS SECOND AMENDMENT, dated as of September 8, 2011 (this “Amendment”), amends the Credit Agreement, dated as of November 30, 2010 (as previously amended, the “Credit Agreement”), among ABM Industries Incorporated (the “Company”), various financial institutions (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Credit Agreement.
WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement;
WHEREAS, the parties hereto desire to amend the Credit Agreement as more fully set forth herein;
WHEREAS, the parties hereto have agreed that each of Peoples United Bank, Comerica Bank and The Bank of New York Mellon (collectively, the “Exiting Lenders”) shall cease to be Lenders under the Credit Agreement; and
WHEREAS, certain Lenders will be increasing the amount of their Loans and their Commitments in an aggregate amount equal to the outstanding Loans and the Commitments of the Exiting Lenders.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is amended as follows:
(a) Section 1 of the Credit Agreement is amended by deleting the table set forth in the definition of “Applicable Rate” in its entirety and replacing it with the following:

		Eurodollar
		Rate/IBOR
		Rate/Letters of	Base Rate
Pricing Level	Leverage Ratio	Credit	Loans	Non-Use Fee
1	≥ 2.25 to 1.0	1.75%	0.75%	0.300%
2	≥ 1.75 to 1.0 but < 2.25 to 1.0	1.50%	0.50%	0.275%
3	≥ 1.25 to 1.0 but < 1.75 to 1.0	1.25%	0.25%	0.250%
4	< 1.25 to 1.0	1.00%	0%	0.225%
(b) Section 1 of the Credit Agreement is amended by deleting definition of “Maturity Date” in its entirety and replacing it with the following:
“Maturity Date” means (a) September 8, 2016 or (b) such earlier date upon which the Loans and other Obligations become due in accordance with the terms hereof.

(c) Section 1 of the Credit Agreement is amended by deleting clause (v) of the definition of “Permitted Acquisition” in its entirety and replacing it with the following:
(v) both before and after giving effect to such Acquisition, the Leverage Ratio shall not be greater than 3.25 to 1.0, and
(d) Schedule 2.1 of the Credit Agreement is deleted and replaced with Schedule 2.1 hereto.
SECTION 2 Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment:
(a) each representation and warranty set forth in Article V of the Credit Agreement, as amended hereby, is true and correct in all material respects as of the Effective Date (as defined below), except to the extent that any such representation and warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects as of such earlier date; and
(b) no Default exists.
SECTION 3 Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date”) when the Administrative Agent shall have received:
(a) counterparts of this Amendment executed by the Borrowers, the Administrative Agent and each of the Lenders,
(b) a Confirmation, executed by the Subsidiary Guarantors, in the form attached hereto as Exhibit A and
(c) for the account of each Exiting Lender, (i) from the Company, all principal, accrued interest and fees owing to such Exiting Lender (including amounts payable pursuant to Section 3.5 of the Credit Agreement, assuming for such purpose that the Loans of the Exiting Lender were prepaid rather than allocated upon effectiveness of this Amendment (the “Effective Time”)) and (ii) from the Increasing Lenders (as defined in Section 4.1), the amounts described in clause (b) of Section 4.1.
SECTION 4 Miscellaneous.
4.1 Exiting Lenders. (a) The Borrowers and the Lenders agree that at the Effective Time (i) the outstanding Revolving Loans (and the participations in Letters of Credit and Swing Line Loans) of the Exiting Lenders shall be reallocated among certain of the Lenders (the “Increasing Lenders”) to reflect Schedule 2.1 of the Credit Agreement, as amended by this Amendment and (ii) the Exiting Lenders shall cease to be Lenders under the Credit Agreement and the other Loan Documents and shall have no further interests, rights or obligations thereunder; provided that the Exiting Lenders shall continue to be entitled to the benefits of Section 3.1 (and subject to the requirements of Section 3.1), 3.3, 3.4 and 10.5 of the Credit Agreement with respect to facts and circumstances occurring prior to the Effective Date.

(b) To facilitate the allocation described in clause (a), and satisfy the condition precedent in Section 3(c) of this Amendment, (i) each Increasing Lender shall transfer to the Administrative Agent an amount such that after giving effect to such transfer, such Increasing Lender’s Applicable Percentage will be as set forth on Schedule 2.1, and (ii) the Administrative Agent shall apply the funds received from the Increasing Lenders pursuant to clause (i) on behalf of the Increasing Lenders (pro rata according to the amount of the applicable Loans each is required to purchase to achieve the allocation described in clause (a)), to purchase from each Exiting Lender the applicable outstanding Revolving Loans (including any Revolving Loans made at the Effective Time), participations in Letters of Credit and Swing Line Loans.
4.2 Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.
4.3 General. The provisions of Sections 10.5, 10.7, 10.14 and 10.17 of the Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis.
4.4 Loan Document. This Amendment is a Loan Document.
[Signature Pages Follow]

Delivered as of the day and year first above written.

ABM INDUSTRIES INCORPORATED
By:	/s/ Diego Anthony Scaglione
Title: VP, Treasurer
Second Amendment

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Fani Davidson
Title: Assistant Vice President
Second Amendment

BANK OF AMERICA, N.A., as a Lender, as L/C Issuer and as Swing Line Lender
By:	/s/ Ronald J. Drobny
Title: Senior Vice President
Second Amendment

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Keith Winzenried
Title: Credit Executive
Second Amendment

RBS CITIZENS, N.A., as a Lender
By:	/s/ Paul Darrigo
Title: SVP
Second Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Lender
By:	/s/ Joanne Nasuti
Title: Vice President
Second Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Eric Frandson
Title: Director

By:	/s/ Tom Molitor
Title: Director
Second Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Michael P. Dickman
Title: Vice President
Second Amendment

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Frank J. Jancar
Title: Vice President
Second Amendment

SOVEREIGN BANK, as a Lender
By:	/s/ Cameron Gateman
Title: SVP — Corporate Banking
Second Amendment

BANK OF THE WEST, as a Lender
By:	/s/ Robert Kido
Title: Vice President
Second Amendment

PEOPLE’S UNITED BANK, as an Exiting Lender
By:	/s/ John G. Bundschuh
Title: Senior Vice President
Second Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Nupur Kumar
Title: Vice President

By:	/s/ Sanja Gazahi
Title: Associate
Second Amendment

COMERICA BANK, as an Exiting Lender
By:	/s/ Joey Powell
Title: Vice President
Second Amendment

FIFTH THIRD BANK, as a Lender
By:	/s/ George B. Davis
Title: Vice President
Second Amendment

PNC BANK, N.A., as a Lender
By:	/s/ Amishi Patel
Title: Assistant Vice President
Second Amendment

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Randolph E. Cates
Title: VP, Senior Relationship Manager
Second Amendment

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Daniel J. Boote
Title: Senior Vice President
Second Amendment

THE BANK OF NEW YORK MELLON, as an Exiting Lender
By:	/s/ Paul F. Noel
Title: Managing Director
Second Amendment

SCHEDULE 2.1
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$125,000,000.00	19.230769231%

JPMorgan Chase Bank, National Association	$90,000,000.00	13.846153846%

RBS Citizens, N.A.	$65,000,000.00	10.000000000%

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$65,000,000.00	10.000000000%

Wells Fargo Bank, National Association	$60,000,000.00	9.230769231%

US Bank, National Association	$50,000,000.00	7.692307692%

KeyBank National Association	$37,500,000.00	5.769230769%

Sovereign Bank	$37,500,000.00	5.769230769%

Bank of the West	$20,000,000.00	3.076923077%

HSBC Bank USA, National Association	$20,000,000.00	3.076923077%

PNC Bank, N.A.	$25,000,000.00	3.846153846%

Credit Suisse AG, Cayman Islands Branch	$15,000,000.00	2.307692308%

Fifth Third Bank	$25,000,000.00	3.846153846%

The Northern Trust Company	$15,000,000.00	2.307692308%

Total	$650,000,000.00	100.000000000%

Exhibit A
CONFIRMATION
Dated as of September 8, 2011
To: Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below
Please refer to (a) the Credit Agreement, dated as of November 30, 2010 (as previously amended, the “Credit Agreement”), among ABM Industries Incorporated (the “Company”), various financial institutions (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”); (b) the Subsidiary Guaranties (as defined in the Credit Agreement) and (c) the Second Amendment to the Credit Agreement, dated as of the date hereof (the “Second Amendment”).
Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that, after giving effect to the Second Amendment and the transactions contemplated thereby, the Subsidiary Guaranties continue in full force and effect and are the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with their terms.
[Signatures begin on next page]

ABM JANITORIAL SERVICES, INC.
ABM JANITORIAL SERVICES — MID-ATLANTIC, INC.
ABM JANITORIAL SERVICES — NORTH CENTRAL, INC.
ABM JANITORIAL SERVICES — NORTHEAST, INC.
ABM JANITORIAL SERVICES — NORTHWEST, INC.
ABM JANITORIAL SERVICES — SOUTH CENTRAL, INC.
ABM JANITORIAL SERVICES — SOUTHEAST, LLC
AMERICAN PUBLIC SERVICES
ABM SERVICES, INC.
DIVERSCO, INC.
ONESOURCE FACILITY SERVICES, LLC
ONESOURCE HOLDINGS, LLC
SM NEWCO CORP.
SERVALL SERVICES INC.
ABM FACILITY SERVICES, INC.
ABM SHARED SERVICES, INC.
ABM SECURITY SERVICES, INC.
AMPCO-M
AMPCO SYSTEM PARKING
ABM ELECTRICAL, INC.
ABM ELECTRICAL NETWORK, INC.
LINC BUILDING & ENERGY SOLUTIONS, INC.
LINC INTERNATIONAL, INC.
THE LINC GROUP, LLC
CET ELECTRICAL TESTING LLC
FERGUSON-WILLIAMS, LLC
GREENHOMES AMERICA, LLC
GREENHOMES AMERICA, LP
GREENHOMES MULTI-FAMILY SERVICES, LLC
GREENHOMES PERFORMANCE SERVICES, LLC
HOME PERFORMANCE ENTERPRISES, LLC
KEY ELECTRIC, INC.
LINC FACILITY SERVICES EGYPT, LLC
LINC FACILITY SERVICES IRAQ, LLC
LINC FACILITY SERVICES KUWAIT, LLC
LINC FACILITY SERVICES ME, LLC
LINC FACILITY SERVICES UAE, LLC
LINC GOVERNMENT SERVICES AFGHANISTAN BRANCH, LLC
LINC GOVERNMENT SERVICES, LLC
LINC HEALTH, LLC
LINC HEALTH, INC.
LINC INTERNATIONAL, INC.
LINC MECHANICAL, LLC
LINC NETWORK, LLC
LINC SERVICES, LLC
LINC SERVICES MID-ATLANTIC LLC
LINC WESTERN AIR, LP
MET ELECTRICAL TESTING LLC
PRO MECHANICAL SERVICES, INC.
REEP, INC.
SUNDOWN LIGHTING, INC.

By:	/s/ Diego Anthony Scaglione
Title: Treasurer